UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report
(Date of earliest
event reported):          October 27, 2008

The Manitowoc Company, Inc.

(Exact name of registrant as specified in its charter)

Wisconsin	1-11978	39-0448110
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2400 S. 44th Street, Manitowoc, Wisconsin 54221-0066

(Address of principal executive offices, including ZIP code)

(920) 684-4410

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. §230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. §240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. §240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. §240.13e-4(c))

Explanatory Note:

This Amendment No. 1 is being filed to amend the Current Report on Form 8-K (the “Initial 8-K”) filed with the Securities and Exchange Commission on October 31, 2008, by The Manitowoc Company, Inc. (“Manitowoc”), to include the financial information referred to in Item 9.01 (a) and (b) below relating to the acquisition (the “Acquisition) of Enodis plc (now known as Enodis Limited  (“Enodis”) by Manitowoc on October 27, 2008, Manitowoc hereby amends Item 9.01 of the Initial 8-K to read as follows:

Item 9.01.             Financial Statements and Exhibits.

(a)           Financial Statements of Businesses Acquired.

The following financial statements of Enodis are filed as Exhibit 99.3 hereto and incorporated by reference herein:  Audited consolidated balance sheets of Enodis as of September 27, 2008 and September 29, 2007 and the related consolidated income statements, consolidated statements of recognised income and expense, reconciliation of changes in consolidated shareholders’ equity, and consolidated cash flow statements for the 52 week periods ended September 27, 2008, September 29, 2007 and September 30, 2006 and the independent auditors’ report related thereto.

(b)           Pro Forma Financial Information.

The following pro forma financial statements and related notes showing the pro forma effects of the Acquisition are filed as Exhibit 99.4 hereto and incorporated by reference herein:

(1)           Unaudited Pro Forma Condensed Consolidated Statement of Income for the fiscal year ended December 31, 2007.

(2)           Unaudited Pro Forma Condensed Consolidated Statement of Income for six month period ended June 30, 2008.

(3)           Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2008.

(4)           Notes to Unaudited Pro Forma Condensed Consolidated Financial Information.

(c)           Not applicable.

(d)           Exhibits.

The following exhibits are filed herewith or incorporated herein by reference:

(23.1)      Consent of Independent Auditors.

(99.1)      Press release relating to the completion of the Acquisition, dated October 27, 2008.

(99.2)      Press release relating to the effectiveness of the Scheme of Arrangement, dated October 27, 2008.

(99.3)     Audited consolidated balance sheets of Enodis as of September 27, 2008 and September 29, 2007 and the related consolidated income statements, consolidated statements of recognised income and expense, reconciliation of changes in consolidated shareholders’ equity, and consolidated cash flow statements for the 52 week periods ended September 27, 2008, September 29, 2007 and September 30, 2006 and the independent auditors’ report related thereto.

(99.4)     Unaudited Pro Forma Condensed Consolidated Financial Information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MANITOWOC COMPANY, INC.

Date: January 12, 2009	By:	/s/ Carl J. Laurino
Carl J. Laurino
Senior Vice President and Chief Financial
Officer

THE MANITOWOC COMPANY, INC.

FORM 8-K/A

EXHIBIT INDEX

Exhibit Number	Description

(23.1)	Consent of Independent Auditors.

(99.1)	Press release relating to the completion of the Acquisition, dated October 27, 2008.*

(99.2)	Press release relating to the effectiveness of the Scheme of Arrangement, dated October 27, 2008.*

(99.3)

Audited consolidated balance sheets of Enodis as of September 27, 2008 and September 29, 2007 and the related consolidated income statements, consolidated statements of recognised income and expense, reconciliation of changes in consolidated shareholders’ equity, and consolidated cash flow statements for the 52 week periods ended September 27, 2008, September 29, 2007 and September 30, 2006 and the independent auditors’ report related thereto.

(99.4)	Unaudited Pro Forma Condensed Consolidated Financial Information.

*Previously filed.